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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20529

                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report:     August 14, 2001


                   MBNA AMERICA BANK, NATIONAL ASSOCIATION
                               on behalf of the
                      MBNA MASTER CREDIT CARD TRUST II
            (Exact name of registrant as specified in its charter)



  United States                    333-89755                    51-
0331454
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----
(State or other               (Commission File               (IRS
Employer
 jurisdiction of                    Number)
Identification No.)
 incorporation)


                              Wilmington, DE 19884-0781
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                   (Address of principal executive office)



Registrant's telephone number, including area code  (800) 362-6255.
                                                    ---------------

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On July 20, 2001, MBNA America Bank, National Association (the "Seller") conveyed to the MBNA Master Credit Card Trust II (the "Trust") all of the receivables (the "Receivables") in certain additional credit card accounts (the "Additional Accounts") of the Seller pursuant to an Assignment No. 32 of Receivables in Additional Accounts dated as of July
20, 2001, (the "Assignment"). The principal amount of the Receivables in the Additional Accounts on July 20, 2001, was $3,692,520,797.61. The Seller conveyed the Receivables in the Additional Accounts to the Trust pursuant to subsection 2.06(b) of the Pooling and Servicing Agreement.


Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND
EXHIBITS

The following are filed as Exhibits to this Report under Exhibit 20:



20.1. Series 1994-C Certificateholders' Statement for the month ended July 31, 2001.

20.2. Series 1995-A Certificateholders' Statement for the month ended July 31, 2001.

20.3. Series 1995-C Certificateholders' Statement for the month ended July 31, 2001.

20.4. Series 1995-E Certificateholders' Statement for the month ended July 31, 2001.

20.5. Series 1995-J Certificateholders' Statement for the month ended July 31, 2001.

20.6. Series 1996-A Certificateholders' Statement for the month ended July 31, 2001.

20.7. Series 1996-B Certificateholders' Statement for the month ended July 31, 2001.

20.8. Series 1996-E Certificateholders' Statement for the month ended July 31, 2001.

20.9. Series 1996-G Certificateholders' Statement for the month ended July 31, 2001.

20.10. Series 1996-H Certificateholders' Statement for the month ended July 31, 2001.

20.11. Series 1996-J Certificateholders' Statement for the month ended July 31, 2001.

20.12. Series 1996-K Certificateholders' Statement for the month ended July 31, 2001.

20.13. Series 1996-M Certificateholders' Statement for the month ended July 31, 2001.

20.14. Series 1997-B Certificateholders' Statement for the month ended July 31, 2001.

20.15. Series 1997-C Certificateholders' Statement for the month ended July 31, 2001.

20.16. Series 1997-E Certificateholders' Statement for the month ended July 31, 2001.

20.17. Series 1997-F Certificateholders' Statement for the month ended July 31, 2001.

20.18. Series 1997-I Certificateholders' Statement for the month ended July 31, 2001.

20.19. Series 1997-J Certificateholders' Statement for the month ended July 31, 2001.

20.20. Series 1997-K Certificateholders' Statement for the month ended July 31, 2001.

20.21. Series 1997-M Certificateholders' Statement for the month ended July 31, 2001.

20.22. Series 1998-A Certificateholders' Statement for the month ended July 31, 2001.

20.23. Series 1998-C Certificateholders' Statement for the month ended July 31, 2001.

20.24. Series 1998-D Certificateholders' Statement for the month ended July 31, 2001.

20.25. Series 1998-E Certificateholders' Statement for the month ended July 31, 2001.

20.26. Series 1998-F Certificateholders' Statement for the month ended July 31, 2001.

20.27. Series 1998-G Certificateholders' Statement for the month ended July 31, 2001.

20.28. Series 1998-I Certificateholders' Statement for the month ended July 31, 2001.

20.29. Series 1998-J Certificateholders' Statement for the month ended July 31, 2001.

20.30. Series 1999-A Certificateholders' Statement for the month ended July 31, 2001.

20.31. Series 1999-B Certificateholders' Statement for the month ended July 31, 2001.

20.32. Series 1999-D Certificateholders' Statement for the month ended July 31, 2001.

20.33. Series 1999-E Certificateholders' Statement for the month ended July 31, 2001.

20.34. Series 1999-G Certificateholders' Statement for the month ended July 31, 2001.

20.35. Series 1999-H Certificateholders' Statement for the month ended July 31, 2001.

20.36. Series 1999-I Certificateholders' Statement for the month ended July 31, 2001.

20.37. Series 1999-J Certificateholders' Statement for the month ended July 31, 2001.

20.38. Series 1999-L Certificateholders' Statement for the month ended July 31, 2001.

20.39. Series 1999-M Certificateholders' Statement for the month ended July 31, 2001.

20.40. Series 2000-A Certificateholders' Statement for the month ended July 31, 2001.

20.41. Series 2000-B Certificateholders' Statement for the month ended July 31, 2001.

20.42. Series 2000-C Certificateholders' Statement for the month ended July 31, 2001.

20.43. Series 2000-D Certificateholders' Statement for the month ended July 31, 2001.

20.44. Series 2000-E Certificateholders' Statement for the month ended July 31, 2001.

20.45. Series 2000-F Certificateholders' Statement for the month ended July 31, 2001.

20.46. Series 2000-G Certificateholders' Statement for the month ended July 31, 2001.

20.47. Series 2000-H Certificateholders' Statement for the month ended July 31, 2001.

20.48. Series 2000-I Certificateholders' Statement for the month ended July 31, 2001.

20.49. Series 2000-K Certificateholders' Statement for the month ended July 31, 2001.

20.50. Series 2000-L Certificateholders' Statement for the month ended July 31, 2001.

20.51. Series 2001-A Certificateholders' Statement for the month ended July 31, 2001.

20.52. Series 2001-B Certificateholders' Statement for the month ended July 31, 2001.








                                SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:     August 14, 2001


                               MBNA AMERICA BANK, NATIONAL ASSOCIATION



                                    By:         /s/Jack Fioravanti
                                   ----------------------------------
                                    Name:   Jack Fioravanti
                                    Title:  Senior Vice President